UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania		19104 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2012, FS Investment Corporation’s (“FSIC”) newly-formed, wholly-owned, special purpose financing subsidiary, Walnut Street Funding LLC (“Walnut Street”), entered into a revolving credit facility (the “Credit Facility”) with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, National Association (collectively with Wells Fargo Securities, LLC, “Wells Fargo”), as the sole lender, collateral agent, account bank and collateral custodian under the Credit Facility. The Credit Facility provides for borrowings in an aggregate principal amount up to $250,000,000 on a committed basis.

FSIC may contribute cash or loans to Walnut Street from time to time and will retain a residual interest in any assets contributed through its ownership of Walnut Street or will receive fair market value for any loans sold to Walnut Street. Walnut Street may purchase additional loans from various sources. Walnut Street has appointed FSIC to manage its portfolio of loans pursuant to the terms of a collateral management agreement. Walnut Street’s obligations to Wells Fargo under the Credit Facility are secured by a first priority security interest in substantially all of the assets of Walnut Street, including its portfolio of loans. The obligations of Walnut Street under the Credit Facility are non-recourse to FSIC.

Pricing under the Credit Facility is based on the London Interbank Offered Rate (“LIBOR”) for an interest period equal to the weighted average LIBOR interest period of eligible loans owned by Walnut Street, plus a spread ranging between 1.50% and 2.75% per annum, depending on the composition of the portfolio of loans for the relevant period. Interest is payable quarterly in arrears. Beginning four months after May 17, 2012, Walnut Street will be subject to a non-usage fee to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 17, 2017. Walnut Street paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Credit Facility.

Borrowings under the Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Walnut Street varies depending upon the types of loans in Walnut Street’s portfolio.

The occurrence of certain events described as “Collateral Control Events” in the credit agreement which governs the Credit Facility triggers (i) a requirement that Walnut Street obtain the consent of Wells Fargo prior to entering into any transaction with respect to portfolio assets and (ii) the right of Wells Fargo to direct Walnut Street to enter into transactions with respect to any portfolio assets, in each case in Wells Fargo’s sole discretion. Collateral Control Events include non-performance of any obligation under the transaction documents by Walnut Street, FSIC, FB Income Advisor, LLC, FSIC’s investment adviser, or GSO / Blackstone Debt Funds Management LLC, FSIC’s investment sub-adviser, and other events with respect to such entities that are adverse to Wells Fargo and the secured parties under the Credit Facility.

In connection with the Credit Facility, Walnut Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Credit Facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) a borrowing base deficiency that is not cured in accordance with the terms of the Credit Facility; (c) the insolvency or bankruptcy of Walnut Street or FSIC; (d) the resignation or removal of FSIC as collateral manager; (e) the failure of FSIC to maintain an asset coverage ratio of greater than or equal to 2:1; (f) the failure of FSIC to have a net asset value of at least $200,000,000; and (g) the failure of Walnut Street to qualify as a bankruptcy-remote entity. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Credit Facility immediately due and payable. During the continuation of an event of default, Walnut Street must pay interest at a default rate.

Borrowings of Walnut Street will be considered borrowings of FSIC for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

The foregoing descriptions of the Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance of FSIC. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission. FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan and Servicing Agreement, dated as of May 17, 2012, among Walnut Street Funding LLC, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, and the other lender parties thereto.

10.2	Purchase and Sale Agreement, dated as of May 17, 2012, by and between Walnut Street Funding LLC and FS Investment Corporation.

10.3	Collateral Management Agreement, dated as of May 17, 2012, by and between Walnut Street Funding LLC and FS Investment Corporation.

10.4	Securities Account Control Agreement, dated as of May 17, 2012, by and between Walnut Street Funding LLC and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: May 18, 2012	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan and Servicing Agreement, dated as of May 17, 2012, among Walnut Street Funding LLC, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, and the other lender parties thereto.

10.2	Purchase and Sale Agreement, dated as of May 17, 2012, by and between Walnut Street Funding LLC and FS Investment Corporation.

10.3	Collateral Management Agreement, dated as of May 17, 2012, by and between Walnut Street Funding LLC and FS Investment Corporation.

10.4	Securities Account Control Agreement, dated as of May 17, 2012, by and between Walnut Street Funding LLC and Wells Fargo Bank, National Association.